UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

PIXELWORKS, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 400

San Jose, CA 95110

(408) 200-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On May 18, 2017, Pixelworks, Inc. (“Pixelworks”) entered into an Arrangement Agreement (the “Agreement”) to acquire all of the issued and outstanding common shares of ViXS Systems Inc. (“ViXS”), as described in the Current Report on Form 8-K filed by Pixelworks on May 23, 2017 (the “Arrangement”). The final Plan of Arrangement, as approved by the Ontario Superior Court of Justice (Commercial List), was filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Pixelworks on August 8, 2017.

On August 11, 2017, Pixelworks filed an amendment to the Current Report on Form 8-K to provide the financial statements required by Item 9.01(a) and furnish the pro forma financial information required by Item 9.01(b) of Form 8-K relative to the completion of the acquisition previously reported in the Current Report on Form 8-K filed on August 8, 2017. Filed with such amendment were (1) audited consolidated statements of comprehensive income of ViXS for the years ended January 31, 2016 and 2017, (2) audited consolidated statements of financial position of ViXS as of January 31, 2016 and 2017, (3) notes to consolidated financial statements of ViXS, (4) unaudited pro forma condensed combined statement of operations of Pixelworks for the year ended December 31, 2016 and for the three-month period ended March 31, 2017, (5) unaudited pro forma condensed combined balance sheet of Pixelworks as of March 31, 2017, and (6) notes to unaudited pro forma condensed combined financial statements of Pixelworks.

The purpose of this Current Report on Form 8-K is to provide additional updated financial information relating to ViXS and the Arrangement and in connection with the anticipated filing of registration statements on Form S-3 by Pixelworks.

Item 8.01. Other Events.

Filed as Exhibit 99.1 hereto are the Unaudited Interim Condensed Consolidated Financial Statements of ViXS as of and for the three and six-month periods ended July 31, 2017 and related notes thereto.

Filed as Exhibit 99.2 hereto are the Unaudited Pro Forma Condensed Combined Balance Sheet of Pixelworks as of June 30, 2017, the Unaudited Pro Forma Condensed Combined Statement of Operations of Pixelworks for the six months ended June 30, 2017 and the year ended December 31, 2016 and related notes thereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Unaudited Interim Condensed Consolidated Financial Statements of ViXS as of and for the three and six-month periods ended July 31, 2017 and related notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Pixelworks, Inc. as of and for the six months ended June 30, 2017 and the year ended December 31, 2016 and related notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated: October 31, 2017	/s/ Steven L. Moore
Steven L. Moore Vice President, Chief Financial Officer, Secretary and Treasurer